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                          SELECT SECTOR SPDR(R) TRUST

                       SUPPLEMENT DATED FEBRUARY 6, 2004
                      TO PROSPECTUS DATED JANUARY 28, 2004

     On Page 8 of the Prospectus, the One Year Average Annual Total Return of the Standard & Poor's 500 Index (reflecting no deductions for fees, expenses or taxes) for the period ending December 31, 2003 should be 28.68%.